SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: NOVEMBER 7, 1997

                                  PACIFIC BELL

                            A CALIFORNIA CORPORATION

                           COMMISSION FILE NO. 1-1414

                   IRS EMPLOYER IDENTIFICATION NO. 94-0745535

           140 NEW MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA 94105

                         TELEPHONE NUMBER (415) 542-9000





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Item 5. Other Events.

Bayside Village, The Fillmore Center and North Point Apartments v. Pacific Bell
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(Case No. 95-08-037) - This complaint, filed with the California Public
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Utilities Commission ("CPUC"), challenges Pacific Bell's practice of charging to reconnect the wires between the utility terminal board and the customer utility board ("cross-connects") in apartment buildings, claiming that these cross-connects are part of Pacific Bell's network. Pacific Bell contends these cross-connects are deregulated "inside wire" belonging to the customer, and accordingly the customer is required to pay reconnection charges. In its decision on November 5, 1997, the Commission ordered a retroactive refund of charges dating from 1993. Pacific Bell strongly believes it has a meritorious position and intends to seek reconsideration of this order, and, if appropriate, judicial review. In the event it is unsuccessful in overturning this decision, Pacific Bell believes the refunds will not exceed $70 million.







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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   Pacific Bell


                                                   /s/ DONALD E. KIERNAN
                                                   ----------------------
                                                   Donald E. Kiernan
                                                   Vice President


November 7, 1997